SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  205490

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

MMEX RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-152608	26-1749145
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3616 Far West Blvd., #117-321

Austin, Texas 78731

(Address of principal executive offices)

Registrant's telephone number, including area code: (855) 880-0400

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On May 12, 2020 to Maple Resources Corporation and May 14, 2020  to Nabil Katabi , respectively, we issued and delivered  convertible promissory notes in the aggregate principal amount as follows:

Name	Dollar Amount

Maple Resources Corporation (“Maple”)	$41,466

Nabil Katabi	$34,000

Maple is an affiliate of Jack Hanks (CEO and director). . Mr. Katabi is an existing holder of more than 5% of the Company’s equity securities. The holders have all provided working capital and/or consulting services to the Company and agreed to accept the notes in lieu of cash payment. Each of the holders immediately converted the unpaid principal balance of the newly issued notes into shares of the Company’s common stock at a conversion price of $.0000011 (or 110% of the lowest price at which shares of the common stock have been issued by the Company during the twenty trading days prior to the date of conversion) as follows:

Name	Number of Shares

Maple Resources Corporation (“Maple”)	37,696,363,636

Nabil Katabi	30,909,090,909

The Company has outstanding convertible notes which require us to create a reserve out of our authorized common stock generally equal to a multiple of four to six times the number of shares estimated to be issued upon the conversion of such notes.  Although we have a substantial number of authorized and unissued shares and are in process of increasing our authorized shares of common stock to 37 billion shares, our reserves of available authorized shares for conversion of outstanding convertible notes have been inadequate as a result of the continued low trading price of our common stock and the anti-dilution provisions of the convertible notes.  Accordingly, the persons listed above have agreed to defer the receipt of their issued shares until the holders of convertible notes have released the reserves of available authorized shares or such notes have been retired or converted, whichever is earlier.

The issuances described in this Item 3.02 are exempt from registration pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMEX Resources Corporation

Date: May 15, 2020	By:	/s/ Jack W. Hanks
Jack W. Hanks, President and
Chief Executive Officer

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